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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 12, 2002

                               VENTIV HEALTH, INC.

             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

             0-30318                                     52-2181734
-------------------------------------       ------------------------------------
     (Commission File Number)               (I.R.S. Employer Identification No.)

                          c/o VENTIV HEALTH U.S. SALES
                               VANTAGE COURT NORTH
                               200 COTTONTAIL LANE
                           SOMERSET, NEW JERSEY 08873
               (Address of Principal Executive offices) (Zip Code)

                                 (800) 416-0555
               (Registrant's Telephone Number, Including Area Code

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)

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                               VENTIV HEALTH, INC.
                           CURRENT REPORT ON FORM 8-K

Item 4. Changes in Registrant's Certifying Accountant

         On May 14, 2002, Ventiv Health, Inc. ("Ventiv" or the "Company") was notified that the Vienna, Virginia practice office of Arthur Andersen LLP ("Andersen") was to be sold to another major accounting firm. This practice office managed the Company's relationship with Andersen since its spin-off from Snyder Communications, Inc. on September 27, 1999.

         On June 19, 2002, the Board of Directors of Ventiv adopted the recommendation of its Audit Committee that Andersen be dismissed as Ventiv's auditors upon the later of: (i) the engagement of a new independent public accounting firm or (ii) the filing of Ventiv's quarterly report on Securities and Exchange Commission Form 10-Q for the period ending June 30, 2002. On July 12, 2002, Ventiv dismissed Andersen as Company's auditors and the Board of Directors, upon the recommendation of its Audit Committee, engaged Deloitte & Touche LLP ("Deloitte") as Ventiv's new independent auditors.

         Andersen's reports on Ventiv's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the years ended December 31, 2001 and 2000 and the subsequent interim period through the date of this Current Report on Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with its report on Ventiv's consolidated financial statements for such years. Further, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         Ventiv has provided Andersen with a copy of the foregoing statements and requested that Andersen provide Ventiv with a letter stating whether it agrees with such statements. Ventiv will file the response letter as an amendment to this report, when received.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   VENTIV HEALTH, INC.

                                   By: /s/ John R. Emery
                                       -----------------------------------------
Date: July 19, 2002                Name:  John R. Emery
                                   Title: Chief Financial Officer
                                   (Principal Accounting and Financial Officer)